TWENTIETH CENTURY
                                 World Investors

                                  Annual Report



                                  November 30,
                                      1995


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TABLE OF CONTENTS

Our Message to You .................................................    1
Investment Philosophy ..............................................    2
Period Overview ....................................................    2
Investment Review
    International Equity ...........................................    4
    International Emerging Growth ..................................    9
Schedules of Investments
    International Equity ...........................................   14
    International Emerging Growth ..................................   17
Statements of Assets and Liabilities ...............................   23
Statements of Operations ...........................................   24
Statements of Changes in Net Assets ................................   25
Notes to Financial Statements ......................................   26
Financial Highlights ...............................................   29
Independent Accountants' Report ....................................   30


INDICES USED FOR PERFORMANCE COMPARISON

     The S&P 500 Index is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. It is not an investment product available for purchase.
     Lipper Analytical Services, Inc., is an independent mutual fund ranking service.
     The Morgan Stanley Europe, Australia, Far East Index (EAFE(R)) is a widely followed group of stocks from 20 different countries. It is not an investment product available for purchase.


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                                                               November 30, 1995
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OUR MESSAGE TO YOU

[photo of James E. Stowers and James E. Stowers III in the left margin]

     The performance of most international stock markets was modest during 1995. A combination of sluggish growth in many developed markets and both real and perceived instability in emerging markets led to returns that were limited at best. This is in contrast to the double-digit gains afforded by the U.S.
market.
     For the 12 months ended November 30, Twentieth Century's International Equity and International Emerging Growth funds both posted gains slightly under their benchmark EAFE(R) index's 7.57% return. Both Twentieth Century international funds rebounded sharply in the second half of the period, achieving all of their gains between May and November, a period when the EAFE(R) climbed only 2.36%.
     As a result of this strong second-half performance, International Equity outpaced more than half of the funds in its Lipper category with a 5.93% return and International Emerging Growth's 5.75% gain outperformed more than two-thirds of all international small-company funds, according to Lipper Analytical Services, Inc.
     This year international markets have been overshadowed by the remarkable performance of the U.S. stock market. Yet we continue to believe that many of the best growth opportunities in the world exist outside the United States. Although the U.S. economy has been growing at a healthy 3.3% clip per year (as of September 30, 1995), that rate of growth pales in comparison to that experienced in many other parts of the world. Asia's emerging market economies, for example, are expanding up to three times faster. And, unlike the U.S. equities market, many foreign stock markets today are trading at lower overall valuations than they were two years ago.
     Regardless of these near-term conditions, we continue to believe in the value of diversifying across international borders over the long term. It is rarely clear in advance where the companies with the rapidly accelerating earnings we seek will be found. What is clear is that markets seldom move in unison. By diversifying around the globe, investors with the patience and discipline to stay the course will be well-positioned when international markets regain their luster.
     Looking ahead, we see new pockets of opportunity to invest in fast-growing companies around the globe. We believe that our time-tested growth investment approach, which targets companies with rapidly accelerating earnings in any of some 49 countries, will lead us to many of tomorrow's premier businesses.

Sincerely,

/s/James E. Stowers                     /s/James E. Stowers III
Chairman of the Board and Founder       President

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INVESTMENT PHILOSOPHY

     Twentieth Century International Equity and Twentieth Century International Emerging Growth emphasize earnings and revenue acceleration in selecting individual stocks throughout the world. The portfolio management team selects companies for investment based on fundamental analysis, relying on a proprietary computer database containing information on 11,000 international firms. The funds seek to remain fully invested at all times. Both funds hedge currencies when, in the view of the managers, the risk of foreign currency exchange losses appears to be unusually high. These efforts are intended to protect the funds from negative performance, not to speculate on individual currencies.

     In addition to these similarities, each fund has its specific characteristics:

     TWENTIETH CENTURY INTERNATIONAL EQUITY is a broadly diversified fund. It has no limits on the countries in which it can invest, but typically emphasizes larger-sized companies in developed foreign markets. While International Equity may show more price fluctuation than many domestic-stock funds, its focus on more established firms in major European and Asian markets, as well as Canada, may make it less volatile than less-diversified foreign-stock funds that focus on single countries or regions.

     TWENTIETH CENTURY INTERNATIONAL EMERGING GROWTH invests in both the world's developed and emerging markets. However, its holdings in developed markets are primarily in smaller companies, and its investments in emerging markets are restricted to no more than 50% of assets. Its goal is to provide a portfolio of rapidly growing companies from around the world. Because the risks associated with this investment approach are high, the fund is most appropriate for the aggressive portion of a well-diversified, long-term investment portfolio.

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PERIOD OVERVIEW

     During the year ended November 30, 1995, successful investment opportunities were often overshadowed by difficult market trends. Relatively high interest rates in Europe, frequent economic setbacks in Japan, and continued weakness in most emerging markets contributed to erratic performance by many international indices. Some markets, among them Britain, Hong Kong, South Africa, and Japan, posted market rallies of more than 10% at specific points during the year, but those gains were exceptions to the norm. Overall, the EAFE(R) index produced only a 7.57% gain in a year when the U.S.-based S&P 500 index returned 36.96%. As a result, individual stock selection had a greater effect on the funds' total returns than country exposure.

     Most European markets have been hampered by relatively weak economic conditions. Fearing the effects of a weak currency, France, Spain, and various other European governments have created artificially high interest rates to help prop up the value of their currencies. Concerned about high unemployment rates, European consumers have also been stingy with their spending. Consequently, corporate earnings growth in Europe has been inconsistent. Britain's central bank's decision to cut interest rates in the spring provided a brief flurry of U.K. economic growth and led to Europe's broadest stock-price rally. Between the end of March and mid-October, the British market gained about 18%.

     In this uneven environment, many investors were attracted to large, established companies demonstrating sustainable, internally generated growth. For example, a more favorable cost and regulatory environment in the large U.S. healthcare market has helped many global healthcare companies improve their earnings. European healthcare firms with a multinational sales reach and promising new products have performed well. Europe's larger

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                                                               November 30, 1995
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telecommunications,  cellular,  and media  companies  have  also had  noteworthy performance.

     In our opinion, among all international markets, Japan's offers one of the brightest prospects for a strong economic recovery--and with it, the possibility for new consumer demand and capital spending that could lead to accelerating earnings growth. During the past year, news headlines focused attention on two severe Japanese economic woes. An unusually expensive yen increased prices on Japan's export products, leading to earnings declines for the country's many export-oriented firms. In addition, a banking crisis on par with the U.S. savings and loan crisis of 1989 and 1990 eroded the capital of several large Japanese banks and brokerage firms.

     Although these conditions hindered Japanese economic growth, they encouraged some beneficial changes in Japanese business standards. Outside the banking industry, Japan's larger, stronger companies have curtailed costs and streamlined operations in ways that haven't been culturally acceptable in the past. For example, some Japanese manufacturers are shifting a (still small) percentage of their production to cheaper overseas facilities and are even laying off workers in the process. Resulting earnings growth is occurring most rapidly in the technology, media, and capital goods sectors. By focusing on growing companies in these sectors and avoiding banks and brokers, the funds' Japanese holdings, on average, outperformed Japan's Nikkei stock market index in the second half of the year.

     Emerging markets have not yet recovered from their losses in 1994. Memories of the Mexican peso's collapse at 1994's end and the country's subsequent economic decline have given many investors pause about investing in the world's emerging markets. Continued rapid economic growth in many of these nations, and some remarkable individual company performances, have not yet been enough to spark a broad-based rally. Only a few emerging markets, including South Africa, showed relative market strength. Hong Kong (which, by our measures, is no longer an emerging market) has also recovered from its lows. In the near future, we expect Israel to join this list of above-average emerging markets performers. Twentieth Century's largest emerging markets investments are in Southeast Asia, which is home to some of the world's most rapidly growing companies.

     Looking at the year ahead, we believe that a successful resolution of Japan's banking crisis will allow that nation's economic recovery to reach full flower. We are hopeful that needed interest rate cuts in Europe, if made, will help spur a long-overdue rally in European issues. By historical measures, Europe's growth stocks are unusually inexpensive. In our view, sentiment toward the emerging markets should improve on a selective basis in those countries where stable politics and growing consumer demand lead to strong earnings growth.

PORTFOLIO MANAGERS
     Theodore Tyson, Portfolio Manager
     Henrik Strabo, Portfolio Manager

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INTERNATIONAL EQUITY

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MANAGEMENT Q & A

     A discussion with Ted Tyson, a portfolio manager on the World Investors management team.

Q: HOW HAS TWENTIETH CENTURY INTERNATIONAL EQUITY PERFORMED FOR THE PERIOD ENDED NOVEMBER 30, 1995?

A: For the year ended November 30, International Equity gained 5.93%, while its benchmark, the EAFE(R) index, returned 7.57%. The first half of the year was marred by dramatic declines in emerging markets and weak performance by the fund's Japanese holdings. The fund's best results came in the last half of the reporting period when it gained 6.52%, in contrast to the EAFE(R)'s 2.36%. This positive turnaround can be attributed to our ownership of selected growth stocks in both Europe and Japan that outperformed their local markets.

Q:   WHAT  STOCKS  WORKED  FOR YOU IN  JAPAN,  WHERE  THE FUND  HAS ITS  LARGEST
COUNTRY WEIGHTING?

A:   Our  positions  in Japan  got off to a rocky  start  this  past  year,  but ultimately became very rewarding. For about a year Japan's economy has been [continued on page 5]

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AVERAGE ANNUAL TOTAL RETURNS (AS OF NOVEMBER 30, 1995)
                  International Equity    MSCI EAFE(R) Index**     S&P 500 Index
                  --------------------    ------------------       -------------
6 Months*                 6.52%                 2.36%                  14.93%
1 Year                    5.93%                 7.57%                  36.96%
Inception (5/9/91)       12.23%                 7.39%+                 13.71%

*Actual (not annualized)
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[line graph]
$10,000 Over Life of Fund (as of November 30, 1995)

$10,000 INVESTMENT MADE 5/9/91
               IE           S&P         MCSI(R)           Value on 11/30/95:
6/30/91      $9,784       $9,769       $9,362             -----------------
9/30/91      $10,431      $10,291      $10,164            $16,928
12/31/91     $11,014      $11,147      $10,335             International Equity
3/31/92      $11,642      $10,867      $9,108
6/30/92      $12,349      $11,074      $9,300             $13,863
9/30/92      $11,839      $11,423      $9,441              MSCI EAFE(R) Index**+
12/31/92     $11,547      $11,995      $9,077
3/31/93      $12,542      $12,518      $10,165            $17,969
6/30/93      $13,069      $12,577      $11,187             S&P 500 Index
9/30/93      $13,922      $12,901      $11,929
12/31/93     $16,472      $13,199      $12,032
3/31/94      $15,873      $12,703      $12,453
6/30/94      $16,087      $12,757      $13,089
9/30/94      $16,665      $13,380      $13,102
12/31/94     $15,689      $13,378      $12,969
3/31/95      $15,170      $14,677      $13,201
6/30/95      $16,049      $16,073      $13,306
9/30/95      $16,906      $17,347      $13,861
11/30/95     $16,928      $17,969      $13,863

Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

+The EAFE(R) Index for 4/30/91, the date closest to the inception date (5/9/91) of the fund, for which the Index is available, has been used for the starting point for EAFE(R) in the graph and average annual total return.
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                                QUICK FUND FACTS
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                              International Equity
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                                   Strategy:
                             Capital growth through
                          investments in international
                         stocks, emphasizing companies
                             in developed markets.

                                Inception Date:
                                  May 9, 1991

                                     Size:
                                 $1.21 billion
                           (as of November 30, 1995)

                              Investment Approach:
                               Aggressive Growth


                                       4

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                                                               November 30, 1995
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INTERNATIONAL EQUITY

[Management Q & A continued from page 4] showing signs of recovery from an almost five-year recession. Unfortunately, our move into Japan came a little bit early. A stronger yen (which makes Japanese products more expensive overseas) reduced the earnings for many of our stock selections early in the year, and a persistent banking crisis has hampered the economy's growth.
     Yet by mid year as the yen declined in relation to the dollar, our Japanese holdings made strong gains. Our search for companies with accelerating earnings and revenues had led us to the best performing sectors of the Japanese market--media, technology, and capital goods stocks. Stocks like video game maker Nintendo and semiconductor firm Advantest took advantage of the global demand for new entertainment and technology products, while a capital goods firm like machine-tool maker Fanuc responded to the economic recovery taking place within Japan.

Q: WHY HAVE MANY OF THE FUND'S EUROPEAN INVESTMENTS PERFORMED BETTER THAN THE EUROPEAN MARKETS AS A WHOLE?

A: In the last half of the period we were able to stay ahead of the indices in Europe by adhering to our investment discipline and seeking sustained earnings growth. In general, the European economies have been mixed this year. Even the United Kingdom's economy, which saw the beginnings of a strong economic recovery mid year, has already begun to slow. In this environment, European investors favored solid growth companies--a trend that strongly benefited the fund. These companies are mainly in industries that enjoy worldwide demand--especially the media and pharmaceutical sectors. Swedish pharmaceutical company Astra, for example, is marketing (in conjunction with U.S. pharmaceutical firm Merck) an innovative product called Losec that has become the leading ulcer medication in the United States.

Q: WHY IS SWITZERLAND AMONG THE FUND'S TOP COUNTRY WEIGHTINGS?

A: We have held a fairly large position in this country this past year, which benefited the fund since the market performed relatively well. However, our position there is really a function of our interest in individual stocks, rather than country selection. Our holdings in Switzerland include large positions in Schweizerischer Bankverein (Swiss Bank) and Sandoz, a large pharmaceutical company. We are more interested in the global reach and sustained earnings growth these companies offer than the country in which they are located.

Q:   WHAT IS YOUR OUTLOOK FOR EUROPE IN THE COMING YEAR?

A: Because so many of its economies are slowing, the outlook for earnings growth in Europe is not ideal. We have therefore trimmed our holdings in many European countries, including France and Germany. Our position in the United Kingdom, which was at 13% six months ago, has also been [continued on page 6]

TOP TEN HOLDINGS* (AS OF NOVEMBER 30, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                     % of fund's
                                    investments in
                       % of fund     these stocks
                      investments    12 months ago
Mannesmann               4.09%           2.16%
Sandoz                   3.15%            --
Verenigd Bezit VNU       2.76%           1.00%
Nintendo                 2.75%            --
Aoyama Trading           2.39%            --
Advantest                2.37%            --
Schweizerischer
   Bankverein            2.35%            --
Hutchison Whampoa        2.31%            --
Roussel Uclaf            2.20%           1.07%
British Aerospace        2.11%            --

                                       5


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INTERNATIONAL EQUITY

[Management Q & A continued from page 5] cut back. That situation could change if these countries decide to stimulate growth by reducing interest rates. In our opinion, dramatic interest-rate declines aren't likely, but with so many European economies showing faltering industrial production and weak consumption, the motivation to cut rates should be high.

Q:   HOW MUCH OF THE FUND IS INVESTED IN EMERGING MARKETS?

A: The fund has about 15% of assets in emerging markets. Our largest emerging markets positions have been in South Africa. In South Africa, from the time that global economic sanctions against the country were removed until November of 1995, we made noteworthy gains. The market sold off temporarily amid monetary adjustments and other political and economic challenges, but it bounced back in the summer.
     While no longer considered an emerging market, the relatively small market in Hong Kong has also been quite a good performer for the fund. We had one very disappointing stock there, Consolidated Electric Power, which is involved in infrastructure projects in China that have had significant delays. That stock has fallen badly. But Hutchison Whampoa, HSBC and First Pacific--our main holdings in Hong Kong--are up more than 30% this year.


        International Equity schedule of investments begins on page 14.

                                 [company logo]
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                                                               NOVEMBER 30, 1995
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INTERNATIONAL EQUITY

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INVESTMENTS BY COUNTRY

At November 30, 1995, and November 30, 1994, International Equity had investments in the following countries. Size of investments is indicated as a percentage of total fund investments.

[bar chart]
*Reflects countries with investments each less than 2% of total fund assets.

COUNTRY                11/30/95  11/30/94

Japan                     31%        16%
United Kingdom             6%         4%
Switzerland                6%         2%
Hong Kong                  6%         -%
Netherlands                6%         6%
Germany                    5%         8%
France                     5%        10%
Canada                     5%         2%
South Africa               4%         8%
Sweden                     3%         6%
Italy                      3%         4%
Denmark                    2%         1%
Thailand                   2%         3%
South Korea                2%         2%
Temp Cash Investments      3%         4%
Other*                    11%         6%

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INTERNATIONAL EQUITY

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INVESTMENTS BY INDUSTRY

[bar chart]
At November 30, 1995, and November 30, 1994, International Equity had investments in these industry sectors. Size of investments is indicated as a percentage of total fund investments.

INDUSTRY                  11/30/95   11/30/94

Manufacturing                14%        9%
Pharm & Med Equip            12%        3%
Food & Bev, Cons Goods        9%        6%
Financial                     9%        5%
Aerospace & Tech              9%        2%
Media & Pub                   7%        7%
Telecommunications            7%        7%
Retail                        5%        8%
Const&Prop Develop            5%        5%
Oil/Gas Explor/Dist/Serv      5%        3%
Transportation                3%        4%
Utilities                     2%        8%
Automotive/Engineering        1%        6%
Temp Cash Investments         4%        4%
Other Industries              8%       13%

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                                                               November 30, 1995
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INTERNATIONAL EMERGING GROWTH

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MANAGEMENT Q & A

     A discussion with Henrik Strabo, a portfolio manager on the World Investors management team.

Q: HOW DID TWENTIETH CENTURY INTERNATIONAL EMERGING GROWTH PERFORM FOR THE YEAR ENDED NOVEMBER 30, 1995?

A: For the one-year period, International Emerging Growth posted a 5.75% total return. Over the same period, the fund's benchmark index, the EAFE(R), produced a 7.57% gain. The bulk of its performance can be attributed to the fund's 6.34% gain during the past six months. This strong second-half rebound helped the fund outshine many peers for the year as a whole. For the one-year period ended November 30, 1995, the fund placed third out of 11 international small company funds, based on total returns, as tracked by Lipper Analytical Services, Inc. (although past performance is no guarantee of future results). [continued on page 10]
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AVERAGE ANNUAL TOTAL RETURNS (AS OF NOVEMBER 30, 1995)
                      International                           Lipper Int'l Small
                     Emerging Growth      MSCI EAFE(R) Index**    Company Avg.**
                     ---------------      ------------------  ------------------
6 Months*                  6.34%               2.36%                 3.20%
1 Year                     5.75%               7.57%                 2.34%
Inception (4/1/94)         8.23%               6.65%                -1.82%

*Actual (not annualized)
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[bar graph]
$10,000 Over Life of Fund (as of November 30, 1995)

$10,000 INVESTMENT MADE 4/1/94
                                                     Value on 11/30/95:
                                                     -----------------
                   EG        Lipper      EAFE(R)     $11,400
6/30/94          $10,760     $9,767     $10,511      International
9/30/94          $11,420     $9,983     $10,521      Emerging Growth
12/31/94         $10,760     $9,351     $10,414
3/31/95          $10,100     $8,938     $10,608      $11,123
6/30/95          $11,020     $9,389     $10,685      MSCI EAFE(R) Index**
9/30/95          $11,800     $10,005    $11,130
11/30/95         $11,400     $9,712     $11,132      $9,712
                                                     Lipper Int'l Small
                                                     Company Avg.**

Past performance is no guarantee of future results.
**Source: Lipper Analytical Services, Inc.
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                                QUICK FUND FACTS
                                -----------------
                                 International
                                Emerging Growth
                                -----------------
                                   Strategy:
                             Capital growth through
                            investments in companies
                            in emerging markets and
                              smaller companies in
                               developed markets.

                                Inception Date:
                                 April 1, 1994

                                     Size:
                                $114.58 million
                           (as of November 30, 1995)

                              Investment Approach:
                               Aggressive Growth

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INTERNATIONAL EMERGING GROWTH

[Management Q & A continued from page 9]
Q: WHAT LED TO THE FUND'S STRONG REBOUND IN THE LAST SIX MONTHS OF THE YEAR?

A: For most of the past year, conditions have not been ideal for smaller-sized foreign companies. In Europe, for example, investors are favoring larger companies with steadier earnings over smaller, more speculative firms. Japan's small companies have also lagged their larger counterparts. In this environment, many foreign small-cap stocks did poorly. These challenges, in addition to weakness in the emerging markets, help explain why the fund struggled in the year's first half. In the last six months, however, we were fortunate that our search for earnings acceleration identified a few important exceptions to the trend. Sage Group, one of the fund's larger holdings, is a British company that, like Intuit in the United States, makes software for small businesses. Its products have proven extremely popular and its earnings growth has been so attractive to investors that its stock has doubled over the past year.

Q: ONE OF INTERNATIONAL EMERGING GROWTH'S LARGEST SINGLE COUNTRY WEIGHTINGS, AT 10% OF ASSETS, IS IN JAPAN. YET INTERNATIONAL EQUITY HAS ALMOST TRIPLE THAT AMOUNT OF ASSETS IN JAPAN. WHY IS THIS FUND SO MUCH LIGHTER IN JAPAN?

A:In general, the early signs of a strong economic recovery we see in Japan make us enthusiastic about the country's prospects. At this time, though, we are more favorable toward larger companies than smaller ones in Japan. Because Japan's larger firms are attempting to lower costs, they're putting pressure on many of their smaller suppliers to lower their profit margins. As a result, the Japanese small-cap stock indices have really lagged the market as a whole this year. Consequently we haven't seen the earnings acceleration we'd like among the small or mid sized companies that are well-suited for International Emerging Growth.

Q: ARE THERE ANY COUNTRIES THAT YOU FIND PARTICULARLY ATTRACTIVE?

A: Because our selection process revolves around choosing the individual stocks that we believe show the best earnings and revenue acceleration, we don't focus on macroeconomic country considerations in our investment process. It is true that sometimes the best investment opportunities will cluster in particular countries where the conditions for growth are especially favorable. Few foreign countries have exhibited conditions highly favorable for growth investing, particularly for smaller-sized companies, over the past year. Our response has been to look for individual stocks in many markets, giving particular emphasis to companies that meet especially stringent growth acceleration standards. The relatively large 10% stake the fund has in Germany, for example, owes mostly to a single position in medical equipment maker Fresenius. Fresenius has become the fund's largest holding, and as long as the firm maintains its outstanding earnings growth, it is likely to remain a top holding. [continued on page 11]

TOP TEN HOLDINGS* (AS OF NOVEMBER 30, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                             % of fund's
                                            investments in
                               % of fund     these stocks
                               investments   12 months ago
Fresenius                         3.72%          1.04%
Nera                              3.20%           --
De Rigo Holdings ADR              2.79%           --
Technomatix Technologies ADR      2.78%          0.65%
Marschollek, Lautenschlager
   und Partner                    2.62%          0.79%
Sage Group                        2.55%          0.29%
SITA                              2.39%           --
Misumi                            2.05%           --
Bank in Liechtenstein             1.98%          0.79%
Hoganas B                         1.90%          0.58%

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                                                               November 30, 1995
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INTERNATIONAL EMERGING GROWTH

[Management Q & A continued from page 10]
Q: HOW MUCH DOES THE FUND HAVE IN EMERGING MARKETS CURRENTLY?

A: About 25% of assets are devoted to emerging markets. Our best results over the past year have come from positions in South Africa. Many solidly growing companies in that country have enjoyed a resurgence in earnings and stock price since the abolishment of apartheid and the lifting of global economic sanctions. Generally, we are maintaining larger positions in Southeast Asia than we are in Latin America because the Southeast Asian countries are showing much greater earnings acceleration.

Q: DID YOU EXPERIENCE ANY SURPRISES IN THE EMERGING MARKETS?

A: Probably the biggest surprise has been that, other than the Hong Kong market, which we do not consider an emerging market, the markets in Southeast Asia did not perform as well as we expected. Because most Southeast Asian currencies are linked to the dollar, these markets tend to perform well when U.S. interest rates decline, as rates did this past year. Moreover, companies in that region continue to grow as fast as any in the world. But despite these positive factors, our positions in Southeast Asian firms were a disappointment. We did not suffer dramatic losses, but the internal dynamics of the Southeast Asian economies and the attempts by their governments to rein in inflation have caused those markets to underperform.

Q: WHICH EMERGING MARKETS OFFER THE MOST ATTRACTIVE EARNINGS GROWTH OPPORTUNITIES FOR THE COMING YEAR?

A: Among the emerging markets, we are increasing our position in Israel most aggressively. Israel's stock market performance has been erratic in the past few years, as the nation has struggled through an on-again, off-again peace process and political uncertainties. But Israel provides an excellent environment for global business. It has a significant pool of skilled labor. It has averaged about 5% gross domestic product (GDP) growth each of the past two years, and next year GDP growth may climb to 7%. And the Israeli government has created a very open environment for business competition as a means to bring inflation down. That competition has led to stronger, faster-growing Israeli companies.

    International Emerging Growth schedule of investments begins on page 17.

                                 [company logo]
                                ----------------
                                ================

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INTERNATIONAL EMERGING GROWTH

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY

At November 30, 1995, and November 30, 1994, International Emerging Growth had investments in the following countries. Size of investments is indicated as a percentage of total fund investments.

[bar chart]
*Reflects countries with investments each less than 2% of total fund assets.

COUNTRY                11/30/95  11/30/94
Japan                     10%        9%
Germany                   10%        7%
Sweden                     7%        5%
Norway                     7%        2%
France                     7%        1%
United Kingdom             5%        2%
Hong Kong                  5%        3%
Italy                      5%        1%
Israel                     5%        1%
South Africa               4%        5%
Denmark                    3%       --
Netherlands                3%       --
Ireland                    3%        5%
Thailand                   3%        5%
Chile                      2%        2%
Switzerland                2%        3%
India                      2%        1%
Singapore                  2%        2%
Spain                      2%        0%
Peru                       2%        2%
Temp Cash Investments      3%        3%
Other                      8%        9%

                                                               November 30, 1995
--------------------------------------------------------------------------------
INTERNATIONAL EMERGING GROWTH

--------------------------------------------------------------------------------
INVESTMENTS BY INDUSTRY

At November 30, 1995, and November 30, 1994, International Emerging Growth had investments in these industry sectors. Size of investments is indicated as a percentage of total fund investments.

[bar chart]

INDUSTRY                   11/30/95    11/30/94
Aerospace & Tech              17%          4%
Retail                        12%          8%
Food & Bev, Cons Goods         8%          8%
Telecommunications             8%          2%
Media & Pub                    7%          8%
Financial                      7%          6%
Manufacturing                  6%         12%
Pharm & Med Equip              6%          4%
Const&Prop Develop             4%          8%
Metals & Mining Aggregates     3%         11%
Forest Products & Packaging    3%          1%
Automotive/Engineering         2%         10%
Transportation                 2%          2%
Utilities                      2%          2%
Oil/Gas Explor/Dist/Serv       1%          1%
Temp Cash Investments          3%          3%
Other Industries               9%         10%

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS November 30, 1995

INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
Shares                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS

Austria--1.32%
140,000        Voest-Alpine Technologie            $16,146,176
               (engineering, plant                 -----------
               construction)
Canada--4.72%
375,000        Canadian National Railway
               (Installment Receipts)1               5,625,000
               (railroad)
300,000        Canadian Pacific                      5,516,937
               (diversified holding company)
450,300        Northern Telecom                     18,180,863
               (telecommunications
               equipment)
687,300        Renaissance Energy1                  15,799,128
               (oil and gas exploration)
1,187,400      Rogers Communications B1             12,446,541
               (communications and media)           ----------
                                                    57,568,469
                                                    ----------
Denmark--2.11%
205,000        Novo Nordisk B                       25,794,217
               (pharmaceuticals)                    ----------

France--4.84%
177,400        Roussel Uclaf                        26,848,305
               (pharmaceuticals)
300,000        SGS Thomson
               Microelectronics1                    11,175,000
               (semiconductors)
300,000        Societe Nationale Elf                21,051,576
               (oil and gas)                        ----------
                                                    59,074,881
                                                    ----------
Germany--5.45%
311,500        Adidas1                              16,595,253
               (sportswear and equipment)
155,000        Mannesmann                           49,878,040
               (diversified manufacturing)          ----------
                                                    66,473,293
                                                    ----------
Hong Kong--6.12%
6,800,000      Consolidated Electric Power          11,121,095
               (power plants)
12,721,856     First Pacific                        13,815,858
               (trading company)
1,460,305      HSBC Holdings                        21,522,689
               (bank)
5,000,000      Hutchison Whampoa                    28,248,770
               (container parts,                    ----------
               property development)
                                                    74,708,412
                                                    ----------
India--0.28%
220,000        Larsen and Toubro GDR+                3,355,000
               (engineering and plant                ---------
                construction)

Ireland--0.96%
1,965,396      Independent Newspapers               11,685,508
               (newspaper publisher)                ----------

Israel--0.86%
3,900          Africa Israel Investments1            4,774,397
               (tourism, property
               development)
2,007,600      Bezek The Israeli
               Telecommunications                    5,725,121
               (telecommunications)                 ----------
                                                    10,499,518
                                                    ----------
Italy--2.52%
14,600,000     Olivetti1                             9,696,811
               (office, computer equipment)
13,000,000     Telecom Italia Mobile                21,089,430
               (mobile telephone services)          ----------
                                                    30,786,241
                                                    ----------
Japan--31.17%
511,000        Advantest                            28,946,734
               (semi-conductor test
               equipment)
1,016,000      Aoyama Trading                       29,175,087
               (specialty retail)
1,327,000      Bridgestone                          19,508,012
               (tire and rubber maker)
306,000        Daibiru                               3,358,847
               (real estate company)

See Notes to Financial Statements

--------------------------------------------------------------------------------
Shares                                                Value
--------------------------------------------------------------------------------

1,000,000      Dainippon Screen1                    $8,683,295
               (precision machinery maker)
408,000        Fanuc                                17,314,059
               (machine tools)
1,230,000      Fujitsu                              14,465,625
               (computer manufacturer)
154,000        Futaba                                6,957,809
               (electronic component
               manufacturer)
350,000        Hankyu Department Stores              4,630,764
               (retail department store)
816,000        Hoya                                 24,231,685
               (glass manufacturer,
               electronic components)
145,000        Keyence                              17,763,513
               (measure and control
               equipment)
612,000        Kirin Beverage                        8,037,242
               (beverages)
500,000        Kurita Water                         13,867,790
               (water treatment equipment)
86,000         Kyocera                               6,784,927
               (ceramic packaging
               manufacturer)
838,000        Mitsubishi Estate                     9,444,798
               (property investment)
177,000        Mitsui High-Tech                      4,822,463
               (electronic devices)
165,000        Nichiei                              10,527,270
               (finance company)
425,200        Nintendo                             33,504,268
               (video games)
1,133,000      Nippon Express                        9,804,861
               (general transport)
68,800         Nippon Television Network            18,003,234
               (television broadcasting)
393,000        Sankyo                                8,743,176
               (pharmaceutical
               manufacturer)
408,000        Santen Pharmaceutical                 8,996,913
               (pharmaceuticals)
340,000        Secom                                22,892,145
               (security service)
78,500         Square                                2,985,054
               (software producer)
2,083,000      Tokyu                                14,433,096
               (railway and properties)
660,000        Ushio                                 7,503,308
               (optical equipment maker
               and specialty lamps)
413,000        Venture Link                         11,900,034
               (information service firm)
194,000        Xebio                                 6,730,632
               (retail sporting goods)
173,500        York-Benimaru                         6,410,497
               (supermarkets)                       ----------
                                                   380,427,138
                                                    ----------
Malaysia--1.23%
850,000        Commerce Asset                        4,119,872
               (financial services)
93,000         Hong Leong Industries                   425,109
               (motorcycle manufacturing)
978,000        Kian Joo Can Factory                  3,892,422
               (food and general packaging)
2,650,000      Renong1                               3,863,735
               (diversified holding company)
441,000        United Engineers                      2,745,715
               (engineering, construction)          ----------
                                                    15,046,853
                                                    ----------
Mexico--0.74%
250,000        Grupo Casa Autrey ADR                 3,562,500
               (wholesale distributor)
61,000         Grupo Industrial Maseca B
               ADR                                     571,875
               (food processing)
150,000        Panamerican Beverages A
               ADR                                   4,837,500
               (soft drink bottler)                 ----------
                                                     8,971,875
                                                    ----------
Netherlands--5.75%
306,000        Hagemeyer                            15,453,973
               (trading)
250,000        ING                                  16,361,055
               (financial services group)
60,200         Nutricia                              4,571,587
               (food processing)
239,100        Verenigd Bezit VNU                   33,731,154
               (publishing)                         ----------
                                                    70,117,769
                                                    ----------
See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued) November 30, 1995

INTERNATIONAL EQUITY (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                Value
--------------------------------------------------------------------------------

Portugal--0.26%
151,100        Sonae Investimentos-
               Sociedade Gestora                    $3,188,184
               (retail)                             ----------
Singapore--0.83%
3,200,000      Straits Steamship Land               10,118,398
               (property investment)                ----------

South Africa--4.13%
120,000        Anglo American Industrial             5,331,880
               (diversified holding company)
500,000        Anglovaal Industries                  4,020,717
               (diversified holding company)
700,000        First National Bank Holdings          6,201,445
               (financial services)
150,000        Liberty Life Association              4,436,418
               (life insurance)
404,965        Nedcor                                6,623,388
               (bank)
650,000        Pepkor                                3,809,459
               (diversified retailer)
2,837,000      Safmarine and Rennies
               Holdings                              9,860,093
               (shipping, tourism)
200,000        South African Breweries               6,760,256
               (brewery)
122,100        Southern Life Association             1,422,864
               (life insurance company)
300,000        Sun International
               Bophuthatswana                        1,962,655
               (resort hotels and casinos)          ----------
                                                    50,429,175
                                                    ----------
South Korea--1.13%
170,000        Korea Electric Power ADR              4,143,750
               (electric power supplier)
150,100        LG Electronics                        5,473,055
               (electronics manufacturer)
185,300        Shinhan Bank                          4,230,053
               (bank)                               ----------
                                                    13,846,858
                                                    ----------
Spain--0.25%
56,230         Cubiertas Y Mzov                      3,065,847
               (construction)                       ----------

Sweden--3.22%
520,000        Astra A                              19,387,156
               (pharmaceuticals)
360,000        Astra B                              13,229,744
               (pharmaceuticals)
459,500        OM Gruppen                            6,621,391
               (electronic trading systems)         ----------
                                                    39,238,291
                                                    ----------
Switzerland--6.18%
33,793         Edipresse                             8,365,600
               (publishing)
45,000         Sandoz                               38,434,709
               (pharmaceuticals)
72,000         Schweizerischer Bankverein           28,665,249
               (bank)                               ----------
                                                    75,465,558
                                                    ----------
Taiwan--0.98%
930,000        Acer GDR+1                           11,973,750
               (computer manufacturer)              ----------

Thailand--1.89%
1,180,000      Bank of Ayudhya                       6,319,449
               (bank)
724,000        Shinawatra Computer                  16,740,754
               (cellular telecommunications         ----------
               and computer services)
                                                    23,060,203
                                                    ----------
United Kingdom--6.26%
5,700,000      ASDA Group                            8,822,603
               (retail, grocery superstores)
1,420,000      Amstrad                               5,755,917
               (consumer electronic products)
2,048,529      British Aerospace                    25,805,627
               (aerospace, defense and
               communications)
6,500,000      British Gas                          24,255,644
               (gas transmission and
               production)

See Notes to Financial Statements

--------------------------------------------------------------------------------
Shares/Principal Amount                                 Value
--------------------------------------------------------------------------------
2,500,000      Cookson Group                       $11,742,781
               (electronics and industrial          ----------
               materials)
                                                    76,382,572
                                                    ----------
United States--0.97%
500,000        Tele-Communications
               International A1                     11,812,500
               (telecommunications and              ----------
               cable television)


TOTAL COMMON STOCKS--94.17%                      1,149,236,686
      (Cost $1,042,980,029)                      -------------

PREFERRED STOCKS

Brazil--1.13%
287,000        Telebras ADR                         13,776,000
               (telecommunications)                 ----------
South Korea--0.65%
327,000        Korea Electric Power ADR1             7,926,480
               (electric power supplier)            ----------

TOTAL PREFERRED STOCKS--1.78%                       21,702,480
      (Cost $19,320,010)                            ----------

EQUITY LINKED NOTES*

Russia--0.56%
$13,000,000    Credit Suisse Medium
               Term Notes, 3.00%, 7-19-96            6,892,800
    (Cost $13,000,000)                              ----------

TEMPORARY CASH INVESTMENTS
      Repurchase Agreement (Goldman
        Sachs & Company), 5.75%, due
        12-1-95; collateralized by $2,900,000
        par value U.S. Treasury Bonds,
        10.00%-12.75%, due 5-15-10 to 11-15-10
        (Delivery value $4,200,671)                  4,200,000

      $38,494,000 par value FHLMC
        Discount Notes, 5.65%, 12-20-95             38,378,197
                                                    ----------
TOTAL TEMPORARY CASH
INVESTMENTS--3.49%                                  42,578,197
      (Cost $42,578,197)                            ----------

TOTAL INVESTMENT SECURITIES
--100.00%                                       $1,220,410,163
      (Cost $1,117,878,236)                     ==============


INTERNATIONAL EMERGING GROWTH

COMMON STOCKS

Canada--1.35%
150,000        Canadian 88 Energy1                    $197,506
               (oil, gas exploration)
309,800        Pangea Goldfields1                      421,590
               (gold exploration)
175,000        Wescam1                                 917,191
               (camera manufacturer)                ----------
                                                     1,536,287
                                                    ----------
Chile--2.39%
90,000         Santa Isabel ADR                      2,148,750
               (supermarket chain)
8,000          Telefonos De Chile ADR                  577,000
               (telecommunications utility)         ----------
                                                     2,725,750
                                                    ----------
Denmark--3.29%
70,000         Bang & Olufsen B                      2,161,342
               (stereo equipment)
12,000         Christian Hansen Holding B            1,139,390
               (food additives producer)
20,000         Scandinavian Mobility1                  453,328
               (rehabilitation aids                 ----------
               and appliances)
                                                     3,754,060
                                                    ----------
Finland--0.99%
30,000         Aspoyhtyma                            1,129,694
               (electrical components)               ---------

France--6.71%
10,000         Altran Technologies                   1,403,037
               (engineering consultants)
20,000         M6 Metropole Television               1,694,082
               (television broadcasting)
4,000          Norbert Dentressangle                   460,052
               (transportation services)
17,000         Sligos                                1,375,136
               (computer services)
16,000         SITA                                  2,729,800
               (environmental services)             ----------
                                                     7,662,107
                                                    ----------
See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued) November 30, 1995

INTERNATIONAL EMERGING GROWTH (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                  Value
--------------------------------------------------------------------------------

Germany--3.33%
3,000          Axel Springer Verlag                 $1,886,401
               (newspaper, television)
5,400          Herlitz International Trading         1,912,313
               (forest products and paper)          ----------
                                                     3,798,714
                                                    ----------
Hong Kong--5.05%
1,300,000      ASM Pacific Technology                1,109,265
               (semiconductor assembly
               equipment)
2,400,000      Giordano International                2,156,474
               (retail, apparel)
1,600,000      International Bank of Asia              884,309
               (corporate and retail banking)
1,148,900      Li & Fung                               854,079
               (trading)
3,000,000      Yue Yuen Industrial                     760,196
               (shoe manufacturing)                 ----------
                                                     5,764,323
                                                    ----------
Hungary--0.68%
95,000         Mol Magyar Olaj-Es GDR+1                778,050
               (oil and gas)                        ----------

India--1.95%
85,000         Mahindra & Mahindra GDR                 956,250
               (vehicle manufacturer)
112,000        Tata Engineering &
               Locomotive GDR+                       1,267,280
               (truck manufacturer)                 ----------
                                                     2,223,530
                                                    ----------
Indonesia--0.47%
310,000        Bakrie and Brothers                     543,026
               (trading and                         ----------
               telecommunications)

Ireland--3.03%
160,000        Arnott                                  799,092
               (department stores)
240,703        Irish Continental Group               1,793,683
               (ferry operator)
250,000        Jurys Hotel Group                       868,061
               (hotels)                             ----------
                                                     3,460,836
                                                    ----------
Israel--4.70%
99,763         Blue Square Chain Stores
               Properties and Investments              685,043
               (food retailer)
75,000         Orbotech ADR1                           993,750
               (optical inspection systems)
236,500        Technomatix Technologies
               ADR1                                  3,177,969
               (CAD/CAM computer
               software)
20,000         Tower Semiconductor ADR1                502,500
               (semiconductor foundry)              ----------
                                                     5,359,262
                                                    ----------
Italy--4.90%
190,000        Bulgari ADR+1                         1,526,891
               (jewelry stores)
150,000        De Rigo Holdings ADR1                 3,187,500
               (eyeglasses frame distributor)
400,000        Sasib Risparmo                          873,046
               (capital goods, packaging)           ----------
                                                     5,587,437
                                                    ----------
Japan--10.10%
40,000         Arc Land Sakamoto                       572,353
               (retail, hardware)
50,000         Art Life                                695,840
               (restaurants, hospitality
               businesses)
20,000         Fuji Soft                               656,637
               (computer software)
50,000         Fukuda Denshi                         1,323,075
               (medical electronics
               equipment maker)
50,000         Kansai Kosaido                          764,444
               (publishing, printing,
               publication business)
65,000         Misumi                                2,337,923
               (catalog)
10,000         Nippon Kanzai                           289,116
               (building maintenance)

See Notes to Financial Statements

--------------------------------------------------------------------------------
Shares                                                  Value
--------------------------------------------------------------------------------
90,000         Royal                                $1,367,178
               (restaurant chain operator)
30,000         Sari                                    429,264
               (discount store chain)
48,000         Seijo                                 1,364,238
               (drugstores)
150,000        Sodick1                               1,331,896
               (machine tools)
15,000         Union Tool                              396,922
               (drill maker)                        ----------
                                                    11,528,886
                                                    ----------
Malaysia--1.09%
200,000        ACP Industries                          835,402
               (precast concrete)
300,000        Larut                                   406,668
               (property investment                 ----------
               company)
                                                     1,242,070
                                                    ----------
Mexico--0.40%
160,000        Grupo Continental                       454,142
               (soft drink bottler)                 ----------

Netherlands--3.02%
53,500         Ahrend Groep                          1,800,179
               (office furniture
               manufacturer)
40,000         IHC Caland                            1,205,161
               (engineering construction)
60,000         Rood Testhouse1                         444,528
               (semiconductor testing)              ----------
                                                     3,449,868
                                                    ----------
Norway--6.78%
107,400        Gresvig                               1,618,841
               (retail sporting goods)
113,900        Nera                                  3,648,234
               (telecom equipment)
30,000         Schibsted                               419,218
               (publishing company)
40,000         Sysdeco Group                           898,100
               (software developer)
100,000        Tandberg1                             1,154,027
               (digital decoding systems)           ----------
                                                     7,738,420
                                                    ----------
Peru--1.68%
1,000,000      CPT Telefonica Del Peru B             1,922,747
               (telecommunications operator)        ----------

Philippines--0.21%
2,000,000      Southeast Asia Cement1                  236,777
               (cement)                             ----------

Poland--0.87%
30,000         Firma Oponiarska Debica A               493,315
               (tire and rubber
               manufacturer)
60,000         Raciborska Fabryka Kotlow1              500,499
               (capital goods)                      ----------
                                                       993,814
                                                    ----------
Portugal--0.75%
30,000         Cimentos De Portugal                    489,582
               (cement)
30,000         Filmes Lusomundo                        362,983
               (film distribution, exhibition)      ----------
                                                       852,565
                                                    ----------
Singapore--1.91%
420,000        Acma                                  1,322,084
               (electrical/electronic
               equipment)
211,000        Pentex-Schweizer Circuits               297,689
               (circuit board manufacturer)
1,000,000      Uraco Holdings1                         560,085
               (precision machinery)                ----------
                                                     2,179,858
                                                    ----------
South Africa--3.99%
100,000        CNA Gallo                               130,844
               (book and record retailer)
250,000        Group Five                              579,256
               (building and construction)
100,000        JD Group                                558,811
               (furniture and appliance
               retailer)
100,000        LTA                                     661,033
               (building and construction)

See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued) November 30, 1995

INTERNATIONAL EMERGING GROWTH (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                  Value
--------------------------------------------------------------------------------

300,000        Malbak+                              $1,983,099
               (industrial holding company)
 10,000        Perskor Groep Beperk                    258,961
               (printing, publishing
               company)
369,400        Saambou Holdings                        377,607
               (financial services)                 ----------
                                                     4,549,611
                                                    ----------
South Korea--0.41%
10,000         Shin Won                                463,946
               (textiles)                           ----------

Spain--1.71%
68,340         Aguas De Barcelona                    1,956,889
               (water distribution company)         ----------

Sweden--6.99%
45,700         Frontec B1                            1,219,512
               (information technology)
13,300         Getinge Industrier B                    547,580
               (medical equipment
               manufacturer)
75,000         Hoganas B                             2,172,935
               (sintered metals)
100,000        Kalmar Industries                     1,585,861
               (container handling
               equipment)
35,000         Svedala Industri                        968,672
               (mining and mineral
               processing equipment)
40,000         WM-Data B                             1,488,270
               (computer consulting                 ----------
               company)
                                                     7,982,830
                                                    ----------
Thailand--2.68%
94,000         KR Precision                            626,548
               (electronics)
300,000        Krung Thai Bank                       1,091,953
               (bank)
70,000         Loxley                                1,334,923
               (telecommunications and              ----------
               trading)
                                                     3,053,424
                                                    ----------
United Kingdom--5.47%
50,000         Biocompatibles1                         348,644
               (biopharmaceuticals)
100,000        Learmonth & Burchett ADR+1              981,250
               (computer software company)
170,000        Psion                                 2,000,832
               (computer equipment)
690,000        Sage Group                            2,907,919
               (computer software)                  ----------
                                                     6,238,645
                                                    ----------

TOTAL COMMON STOCKS--86.90%                         99,167,568
      (Cost $89,938,885)                            ----------

PREFERRED STOCKS AND RIGHTS

Brazil--1.50%
80,000         Arapua                                  736,194
               (home appliance retailer)
300,000        Dixie Toga                              273,278
               (packaging)
35,877         Dixie Toga Rights                         1,114
               (packaging)
752,600        Itausa                                  381,734
               (financial holding company)
1,800,000      Telecomunicacoes De
               Sao Paulo                               312,971
               (telephone services)                 ----------
                                                     1,705,291
                                                    ----------
Germany--6.34%
5,300          Fresenius                             4,240,879
               (medical equipment, supplies)
4,400          Marschollek, Lautenschlager
               und Partner                           2,994,748
               (financial services)                 ----------
                                                     7,235,627
                                                    ----------
Portugal--0.40%
50,000         Filmes Lusomundo+                       458,262
               (film distribution, exhibition)

See Notes to Financial Statements

--------------------------------------------------------------------------------
Shares/Principal Amount                                 Value
--------------------------------------------------------------------------------

Switzerland--1.98%
4,000          Bank in Liechtenstein                $2,262,867
               (bank)

TOTAL PREFERRED STOCKS AND
RIGHTS--10.22%                                      11,662,047
      (Cost $9,732,145)                             ----------

TEMPORARY CASH INVESTMENTS
      Repurchase Agreement (Goldman
        Sachs & Company), 5.75%, due
        12-1-95; collateralized by $460,000
        par value U.S. Treasury Bonds,
        9.125%-11.625%, due 11-15-04
        to 5-15-18 (Delivery value $600,096)           600,000
      $400,000 par value FHLB Discount
        Notes, 6.54%, 12-7-95                          399,627
      $1,300,000 par value FHLMC Discount
        Notes, 5.61%, 12-13-95                       1,297,571
      $1,000,000 par value FNMA Discount
        Notes, 6.64%, 12-29-95                         995,660
                                                    ----------
TOTAL TEMPORARY CASH
INVESTMENTS--2.88%                                   3,292,858
      (Cost $3,292,858)                             ----------

TOTAL INVESTMENT
SECURITIES--100.00%                               $114,122,473
      (Cost $102,963,888)                         ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued) NOVEMBER 30, 1995

NOTES TO SCHEDULES OF INVESTMENTS

+The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                              November 30, 1995
                                                                          ------------------------
    Fund/                             Acquisition          Average        Market     Percentage of
    Issuer                               Date          Cost Per Share     Value       Net Assets
--------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
  Acer GDR                            10-20-95             $12.99     $11,973,750       .99%
  Larsen and Toubro GDR               9-19 to 9-20-95       21.49       3,355,000       .28%
                                                                       ----------      -----
                                                                      $15,328,750      1.27%
                                                                       ==========      ====
INTERNATIONAL EMERGING GROWTH
  Bulgari ADR                         7-6 to 9-5-95        $ 5.78      $1,526,891      1.33%
  Filmes Lusomundo                    4-28-95                9.17         458,262       .40%
  Learmonth & Burchett ADR            11-15-95              10.00         981,250       .86%
  Malbak                              7-25 to 11-30-95       5.90       1,983,099      1.73%
  Mol Magyar Olaj-Es GDR              11-22 to 11-30-95      8.21         778,050       .68%
  Tata Engineering & Locomotive GDR   5-12 to 9-12-95       12.67       1,267,280      1.10%
                                                                       ----------      -----
                                                                       $6,994,832      6.10%
                                                                       ==========      =====

*Equity-linked notes pay interest based upon a notional principal amount, but their redemption upon maturity is solely based upon the value of an underlying pool of equity securities, which may be more or less than the notional amount.

1Non-income producing

ADR = American Depositary Receipts
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GDR = Global Depositary Receipts

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 1995
                                                     International          International
                                                        Equity             Emerging Growth
ASSETS
Investment securities, at value (identified
  cost of $1,117,878,236 and $102,963,888,
  respectively) (Note 3)........................... $1,220,410,163         $114,122,473
Foreign currency holdings, at value (identified
  cost of $2,141,744 and $47,454, respectively)....      2,141,744               47,454
Cash...............................................      3,274,264                   --
Receivable for investments sold....................      2,281,425            3,692,641
Receivable for forward foreign
  currency exchange contracts held (Note 4)........      3,450,849              100,049
Dividends and interest receivable..................      3,053,418              177,578
                                                     -------------          -----------
                                                     1,234,611,863          118,140,195
                                                     -------------          -----------
LIABILITIES
Disbursements in excess of demand deposit cash.....      1,655,046              543,008
Payable for capital shares redeemed................        809,838               56,950
Payable for investments purchased..................     19,918,971            2,769,103
Accrued management fees (Note 2)...................      1,783,299              191,853
Other liabilities..................................          3,156                  139
                                                     -------------          -----------
                                                        24,170,310            3,561,053
                                                     -------------          -----------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES........ $1,210,441,553         $114,579,142
                                                     =============          ===========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized.........................................    300,000,000          100,000,000
                                                       ===========          ===========
Outstanding........................................    161,107,645           20,087,565
                                                       ===========           ==========

NET ASSET VALUE PER SHARE                              $      7.51          $      5.70
                                                       ===========          ===========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)............ $1,112,111,620         $110,244,105
Undistributed net investment income................      1,143,362              537,032
Accumulated undistributed net realized (loss) from
  investments and foreign currency transactions....    (8,835,079)          (7,456,885)
Net unrealized appreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Notes 3 and 4)............    106,021,650           11,254,890
                                                     -------------          -----------
                                                    $1,210,441,553         $114,579,142
                                                     =============          ===========
See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                        International         International
                                                           Equity            Emerging Growth
Year Ended November 30, 1995

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld
    of $2,726,580 and $280,648, respectively)......     $21,363,527           $2,143,739
  Interest.........................................       3,748,709              423,255
                                                         ----------            ---------
                                                         25,112,236            2,566,994
                                                         ----------            ---------

Expenses:
  Management fees (Note 2).........................      21,967,586            2,260,979
  Directors' fees and expenses.....................          14,187                1,295
                                                         ----------            ---------
                                                         21,981,773            2,262,274
                                                         ----------            ---------

NET INVESTMENT INCOME..............................       3,130,463              304,720
                                                         ----------            ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTES 3
AND 4)
Net realized gain (loss) during the year on:
  Investments......................................     (75,819,056)         (11,302,618)
  Foreign currency transactions....................      66,389,727            5,123,068
                                                        -----------          -----------
                                                         (9,429,329)          (6,179,550)
                                                        -----------          -----------
Change in net unrealized appreciation (depreciation)
  during the year on:
  Investments......................................     119,030,253           13,692,323
  Translation of assets and liabilities
    in foreign currencies..........................     (43,481,887)          (1,503,307)
                                                        -----------          -----------
                                                         75,548,366           12,189,016
                                                         ----------           ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY...................      66,119,037            6,009,466
                                                         ----------            ---------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..........................     $69,249,500           $6,314,186
                                                        ===========           ==========

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                              International Equity              International Emerging Growth
                                                       --------------------------------       --------------------------------
Years Ended November 30, 1995, and 1994

INCREASE (DECREASE) IN NET ASSETS                           1995              1994               1995                 1994*
                                                            ----              ----               ----                 -----

OPERATIONS
Net investment income (loss).......................     $3,130,463        $(6,408,715)         $304,720            $(230,815)
Net realized gain (loss) on investments
  and foreign currency transactions................     (9,429,329)        70,090,485        (6,179,550)          (1,057,889)
Change in net unrealized appreciation
  (depreciation) on investments and translation
  of assets and liabilities in foreign currencies..     75,548,366        (26,968,585)       12,189,016             (934,126)
                                                        ----------       ------------        ----------            ---------
Net increase (decrease) in net assets
  resulting from operations........................     69,249,500         36,713,185         6,314,186           (2,222,830)
                                                        ----------       ------------        ----------            ---------

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET REALIZED GAINS ON
SECURITY TRANSACTIONS                                 (64,609,265)        (43,888,932)            --                   --
                                                      ------------        ------------       ----------           ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..........................   392,977,541         968,476,762        42,306,561          119,974,009
Proceeds from reinvestment of distributions........    63,657,003          43,046,702            --                   --
Payments for shares redeemed.......................  (567,475,203)       (446,943,330)      (45,243,072)          (6,549,712)
                                                      -----------       -------------        ----------          -----------

  Net increase (decrease) in net assets from
    capital share transactions.....................  (110,840,659)        564,580,134        (2,936,511)         113,424,297
                                                      -----------         -----------         ---------          -----------

NET INCREASE (DECREASE) IN NET ASSETS..............  (106,200,424)        557,404,387         3,377,675          111,201,467

NET ASSETS
Beginning of period................................ 1,316,641,977         759,237,590       111,201,467              --
                                                    -------------         -----------       -----------
End of period......................................$1,210,441,553      $1,316,641,977      $114,579,142         $111,201,467
                                                    =============      ==============      ============         ============

Undistributed net investment income................    $1,143,362             --               $537,032              --
                                                    =============      ==============          ========         ============

TRANSACTIONS IN SHARES OF THE FUNDS:
Sold...............................................    55,937,551         125,244,452         7,866,729           21,812,549
Issued in reinvestment of distributions............     9,198,989           5,801,442            --                   --
Redeemed...........................................   (80,255,938)        (58,316,348)       (8,402,017)          (1,189,696)
                                                      -----------        ------------        ----------          -----------

Net increase (decrease)............................   (15,119,398)         72,729,546          (535,288)          20,622,853
                                                      ===========          ==========        ==========           ==========


*Period April 1, 1994 (inception) through November 30, 1994

See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS November 30, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization --
     Twentieth Century World Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Two series of shares, investing primarily in common stocks, are currently issued as International Equity and International Emerging Growth (the Funds). The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations --
     Portfolio securities traded primarily on a principal securities exchange (domestic or foreign) are valued at the last reported sales price on that exchange, or the mean between the latest bid and asked prices where no last sales price is available. Domestic securities traded over-the-counter are valued at the mean of the latest bid and asked prices. Foreign securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the last reported sales price, depending on local convention or regulation. Short-term securities are valued at amortized cost which approximates value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the board of directors.

Security Transactions --
     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which also is used for federal income tax purposes.

Foreign Currency Transactions --
     The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts --
     The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates.

Investment Income --
     Dividend income less foreign taxes withheld is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recognized on the accrual basis.

Repurchase Agreements --
     Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by their custodian under a book-entry system. The Funds monitor the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Income Tax Status --
     It is the  policy  of the  Funds  to  distribute  all  taxable  income  and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders --
     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains in excess of capital loss carryovers are declared and paid annually. On November 30, 1995, International Equity and International Emerging Growth had net realized loss carryovers of $5,545,725 and $7,330,947, respectively, that will be used to reduce future taxable gains.
     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.
     On December 16, 1995, International Equity and International Emerging Growth declared and paid distributions of $.007 and $.032, respectively, from net investment income to shareholders of record on that date.

Supplementary Information --
     Certain officers and directors of the Corporation also are officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, Investors Research Corporation (IRC).

2. MANAGEMENT AGREEMENT

     The Management Agreement with IRC provides for a monthly management fee computed by multiplying the applicable fee for each Fund by the average daily closing value of such Fund's net assets during the previous month. The Agreement further provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The agreement may be terminated by either party upon 60 days' written notice.
     The current annual fee for International Equity is 1.90% of the average net assets up to $1 billion, 1.25% of average net assets between $1 billion and $2 billion, and 1.00% of average net assets in excess of $2 billion. The current annual fee is 2.00% for International Emerging Growth.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued) November 30, 1995

3. INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term investments) for the year ended November 30, 1995, were as follows:

                                            Purchases                                   Proceeds From Sales
                            ------------------------------------------       -----------------------------------------
                            Common          Preferred      Other Debt        Common          Preferred     Other Debt
Fund                        Stocks           Stocks        Obligations       Stocks           Stocks       Obligations
-----                       ------          ---------      -----------       ------          ----------    -----------
International Equity    $1,980,996,349     $12,064,434     $9,000,000    $2,126,283,886     $16,410,979    $14,035,406

International
Emerging Growth            170,113,908       9,960,270        600,000       166,254,501      12,965,497      1,946,500

     On November 30, 1995, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Fund                       Appreciation      (Depreciation)          Net        Federal Tax Cost
-----                      ------------       ------------           ---        ----------------
International Equity       $131,563,815       $(29,031,888)     $102,531,927     $1,117,878,236

International
Emerging Growth              14,335,556         (3,302,909)       11,032,647        103,089,826

4. COMMITMENTS

     As of November 30, 1995, the Funds had entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The
Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. Outstanding contracts as of November 30, 1995, are as follows:

                                                              U.S. Dollar                      U.S. Dollar
                                        Currency to           Value as of     Currency to      Value as of      Unrealized
Fund                Exchange Date       be Delivered          11/30/95        be Received         11/30/95         Gain
----                -------------       ------------          -----------     -----------      -----------      ----------
International     December 29, 1995     150,273,999           $30,150,498      30,627,223      $30,627,223        $476,725
Equity                                  French franc                           U.S. dollar
                  December 29, 1995     48,138,900             33,305,590      33,670,395       33,670,395         364,805
                                        German deutschemark                    U.S. dollar
                  December 29, 1995     22,986,853,806        226,180,841     228,268,377      228,268,377       2,087,536
                                        Japanese yen                           U.S. dollar
                  December 29, 1995     27,548,458             17,035,296      17,196,828       17,196,828         161,532
                                        Netherlands guilder                    U.S. dollar
                  December 29, 1995     22,327,130             19,042,328      19,402,579       19,402,579         360,251
                                        Swiss franc           -----------      U.S. dollar     -----------       ---------
                                                             $325,714,553                     $329,165,402      $3,450,849
                                                              ===========                      ===========       =========
International     December 29, 1995     6,693,355              $4,630,894       4,681,617       $4,681,617         $50,723
Emerging                                German deutschemark                    U.S. dollar
Growth            December 29, 1995     389,357,500             3,831,112       3,866,471        3,866,471          35,359
                                        Japanese yen                           U.S. dollar
                  December 29, 1995     865,612                   738,262         752,229          752,229          13,967
                                        Swiss franc           -----------      U.S. dollar     -----------       ---------
                                                               $9,200,268                       $9,300,317        $100,049
                                                              ===========                      ===========       =========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                       ------------------------------    -----------------------------------------------------------------
                              Net Realized                             Distributions   Distributions                         [table
                                   and                                   from Net      in Excess of                           cont.
         Net Asset             Unrealized       Total    Distributions   Realized      Net Realized               Net Asset   below]
          Value,       Net        Gains         from       from Net      Gains on        Gains on                   Value,
         Beginning Investment  (Losses) on   Investment   Investment    Investment      Investment        Total     End of    Total
         of Period   Income    Investments   Operations     Income     Transactions    Transactions   Distributions Period   Return1

INTERNATIONAL EQUITY
March 4, 19913
through Nov. 30,
1991      $5.00       $.02        $ .31         $ .33           --            --            --              --      $5.33    6.60%

Year Ended Nov. 30,
1992       5.33        .06          .41           .47       $(.005)       $(.002)           --          $(.007)      5.79    8.77%
1993       5.79       (.04)        1.78          1.74        (.036)        (.155)           --           (.191)      7.34   31.04%
1994       7.34       (.04)         .57           .53           --            --        $(.402)          (.402)      7.47    7.28%
1995       7.47        .01          .40           .41           --            --         (.372)          (.372)      7.51    5.93%

1995 average commission paid per share traded   $.002

INTERNATIONAL EMERGING GROWTH

April 1, 1994
(inception)
through
Nov. 30, 1994
          $5.00      $(.02)        $.41          $.39           --            --            --              --      $5.39    7.80%
Year Ended
Nov. 30, 1995
           5.39        .03          .28           .31           --            --            --              --       5.70    5.75%

1995 average commission paid per share traded   $.004


                                          RATIOS/SUPPLEMENTAL DATA
[table continued]             -----------------------------------------------
                                          Ratio of Net                 Net
                               Ratio of    Investment                Assets,
                               Operating     Income                  End of
                               Expenses        to       Portable     Period
                              to Average     Average    Turnover       (in
                              Net Assets   Net Assets     Rate1     thousands)
INTERNATIONAL EQUITY

March 4, 19913
through Nov. 30,
1991                            1.87%4      .43%4          84%     $43,076,411
Year Ended Nov. 30,
1992                            1.91%       .95           180%     215,346,400
1993                            1.90%      (.34%)         255%     759,237,590
1994                            1.84%      (.53%)         242%   1,316,641,977
1995                            1.77%       .25%          169%   1,210,441,553

1995 average commission paid per share traded   $.002

INTERNATIONAL EMERGING GROWTH

April 1, 1994
(inception)
through
Nov. 30, 1994
                                2.00%4     (.48%)4         56%    $111,201,467
Year Ended
Nov. 30, 1995
                                2.00%       .27           168%    $114,579,142

1995 average commission paid per share traded   $.004

1 Computed using average shares outstanding throughout the period.
2 Actual total return and portfolio turnover rate for periods indicated.
3 Date on which Fund commenced operations.  Fund was first offered to the public on May 9, 1991 (inception date).
4 Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century World Investors, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, for each of the two funds comprising TWENTIETH CENTURY WORLD INVESTORS, INC., as of November 30, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the two funds comprising Twentieth Century World Investors, Inc., as of November 30, 1995, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



Kansas City, Missouri                             /s/BAIRD, KURTZ & DOBSON
December 29, 1995                                    BAIRD, KURTZ & DOBSON

                                                               November 30, 1995
--------------------------------------------------------------------------------

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.
     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.
     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                     (This page left blank intentionally.)

TWENTIETH CENTURY WORLD INVESTORS, INC.                    TWENTIETH CENTURY
                                                            WORLD INVESTORS
Investment Manager
Investors Research Corporation
Kansas City, Missouri                                        Annual Report
                                                           November 30, 1995
This report and the financial
statements contained herein
are submitted for the general
information of our shareholders.
This report is not authorized for
distribution to prospective
investors unless preceded
or accompanied by a current
prospectus.

[company logo]
Investments That Work(TM)
--------------------------------------
P.O. Box 419200
Kansas City, Missouri
64141-6200
--------------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
--------------------------------------
Automated information line:
1-800-345-8765
--------------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
--------------------------------------
Fax: 816-340-7962
--------------------------------------

                                                       [company logo]
--------------------------------------------------------------------------------
================================================================================
SH-BKT-3893
9601                  Recycled
(C) 1996 Twentieth Century Services, Inc.